Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents
Cash and cash equivalents

4.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash on hand and cash held at bank balance as of December 31, 2020 and 2021 primarily consist of the following currencies:

	December 31, 2020		December 31, 2021
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	312,581	47,906	356,535	55,922
USD	89,050	89,050	66,650	66,650
SGD	—	—	739	547
Hong Kong Dollar	1,737	224	1,413	181
THB	2,052	68	1,709	51
Indonesian Rupiah	—	—	101,762	7
Total		137,248		123,358

As of December 31, 2020 and 2021, included in the cash and cash equivalents are time deposits with original maturities of three months or less of USD27,200,000 and USD31,050,000, respectively.